MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 19, 2015 to the

Prospectuses for the Fund’s Institutional Class Shares dated December 19, 2014, as supplemented

The Section entitled “Eligible Investors” on page 25 of the Prospectus is deleted in its entirety and replaced by the following:

Eligible Investors

Institutional Class Shares

Institutional Class Shares are offered without any sales charge and are generally made available to the following types of institutional investors if they also meet the minimum initial investment requirement for purchase of Institutional Class Shares:

•	corporations; endowments; foundations; trust companies; defined contribution plans; defined benefit plans; deferred compensation plans and other employer-sponsored retirement plans; retirement platforms, registered investment companies, insurance companies; and bank trusts departments; and

•	certain other accounts or investment vehicles (e.g., a separate account) managed, advised or approved by the Investment Adviser.

The minimum initial investment requirement is waived for certain retirement plan service provider platforms that have entered into agreements with the Distributor or the Investment Adviser.

Institutional Class Shares are generally only available to qualified plan investors whose plan level or omnibus accounts are held on the books of the Fund. The availability of Institutional Class Shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.

Institutional Class Shares are not available directly to individual investors. Institutional Class Shares are also not available to retail, advisory fee-based wrap programs, or advisor-sold, donor-advised funds.

Your broker-dealer may charge you a fee to effect transactions in Fund shares.

Other share classes of the Fund, which have their own expense structure, many be offered in a separate prospectus.

The Section entitled “Minimum Investments and Distribution and Shareholder Servicing Fees” on page [33] of the Prospectus is deleted in its entirety and replaced by the following:

Distribution and Shareholder Servicing Fees

Institutional Class Share investors will not incur any commission payments, account servicing fees, recordkeeping fees, Rule 12b-1 fees, transfer agent fees, administrative fees or other similar fees on Institutional Class Shares.

Minimum Investments

The following table summarizes additional information regarding Institutional Class Shares of the Funds, including minimum investment amounts. The Funds reserve the right to change the amount of this minimum from time to time or to waive it in whole or in part. There is no minimum initial investment requirement for retirement plan service provider platforms.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class Shares	$1,000,000	NONE

Exchanges between Share Classes

Fund shareholders may transfer shares between the Legacy, Investor, Advisor and Institutional classes of a Fund, subject to the restrictions specified elsewhere in this Prospectus. Share class transfers must generally meet the minimum investment requirements described in “Purchase and Sale of Fund Shares” in this Prospectus, though the Fund reserves the right to waive or change investment minimums. Such exchanges may be subject to a fee, at the discretion of the Fund. Any such exchanges and any redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with the Adviser, the Distributor, or the Fund. A share class transfer is generally not considered a taxable transaction and is not subject to a short-term redemption fee. You may request a share class transfer by telephone or by mail. Please call the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., at 1-800-446-6662 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. YOU MAY DISCARD

THIS SUPPLEMENT ONCE SHARES OF THE FUNDS ARE OFFERED FOR SALE.